SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

______________________________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

______________________________________

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Filed by a Party other than the Registrant ☐

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☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IPSIDY INC.

___________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ipsidy Inc.

2020

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

____________________________

March 22, 2021

at 10:00 a.m. Eastern Time

____________________________

Virtual Meeting to be Held by Webcast

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 22, 2021

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Ipsidy Inc. (“Ipsidy” or the “Company”) will be held virtually by webcast, on March 22, 2021, at 10:00 a.m. Eastern Time, to consider the below proposals. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at www.meetingcenter.io/208745712.

1.      To elect the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.      To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020;

3.      To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-50, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2021 without further approval or authorization of our stockholders (the “Reverse Split Proposal”). The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion (in the form attached hereto as Exhibit A);

4(A). To approve the adoption of an amended and restated certificate of incorporation (in the form attached hereto as Exhibit B) (the “Restated Charter”) which includes the below material changes as separate proposals;

4(B). To approve the Restated Charter which provides that except as otherwise provided by law, the By-laws of the Company may be amended or repealed by the Board by the affirmative vote of a majority of the Directors then in office or at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the votes cast on such amendment, or repeal at the relevant meeting of stockholders.

4(C). To approve the Restated Charter which clarifies that any vote of the holders of capital stock of the Company is required to amend or repeal any provision of the Restated Charter, and in addition to any other vote of holders of capital stock that is required by the Restated Charter or by law, such amendment or repeal shall require the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at the relevant meeting of stockholders.

5.      To approve and ratify an increase in the shares allocated to the 2017 Incentive Stock Plan; and

6.      To act on such other matters as may properly come before the meeting or any adjournment thereof.

Each of the proposals comprising Proposals 4(A), 4(B) and 4(C) is an element of a comprehensive updating of the Company’s governance arrangements. Accordingly, each of the proposals comprising Proposal 4 is cross-conditioned upon all of the other proposals comprising Proposal 4 being approved by the stockholders, and the entire Proposal 4 will fail if any such proposal does not pass.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” the directors set forth in Proposal 1 and “FOR” Proposals 2 through 5. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting.

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, we are very pleased that this year’s Annual Meeting will be our first time hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/208745712 at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting.

Having regard to the current pandemic we are pleased to embrace the latest technology to provide safe and expanded access, improved communication and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

However, whether or not you plan to attend the meeting virtually, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Or if you are receiving these materials electronically please provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held March 22, 2021. In addition to the copies you have received, the Proxy Statement and our 2019 Annual Report on Form 10-K to Stockholders are available at: http://www.edocumentview.com/IDTY.

By Order of the Board of Directors

/s/ Phillip L. Kumnick
Phillip L. Kumnick
Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING VIRTUALLY, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Ipsidy Inc.
670 Long Beach Boulevard

Long Beach, New York 11561
516-274-8700

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PROXY STATEMENT

____________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ipsidy Inc. (“Ipsidy” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via webcast on March 22, 2021, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about February 10, 2021.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Corporate Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on January 27, 2021, will be entitled to receive notice of, attend virtually and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

Ipsidy Inc. has furnished these materials to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on March 22, 2021, at 10:00 a.m. local time virtually via webcast. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about February 10, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/208745712. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10.00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Ipsidy holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on March 21, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail

Computershare
IPSIDY INC. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, we are very pleased that this year’s Annual Meeting will be our first time hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/208745712at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting.

Having regard to the current pandemic we are pleased to embrace the latest technology to provide safe and expanded access, improved communication and cost savings for our stockholders and the Company. If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this proxy statement.

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each shareholder, we are furnishing proxy materials via the Internet. This reduces both the costs and the environmental impact of sending our proxy materials to our shareholders. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote by telephone.

If you would like to receive a printed or emailed copy of our proxy materials, you should follow the instructions for requesting such materials included on the documents you received. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on the documents you received. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual shareholder meetings.

The Notice of Internet Availability is first being sent to shareholders on or about February 10, 2021. Also on or about February 10, 2021, we will first make available to our shareholders this Proxy Statement and the form of proxy relating to the 2020 Annual Meeting filed with the SEC on February 10, 2021.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

What is the proxy card?

The proxy card enables you to appoint Phillip L. Kumnick, our Chief Executive Officer, and Stuart P. Stoller, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including:

(i) the election of five persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(ii) ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020;

(iii) To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-50, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2021 without further approval or authorization of our stockholders (the “Reverse Split Proposal”) (in the form attached hereto as Exhibit A). The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion;

(iv)(A) To approve the adoption of an amended and restated certificate of incorporation (in the form attached hereto as Exhibit B) (the “Restated Charter”) which includes the below material changes as separate proposals;

(iv)(B) To approve the Restated Charter which provides that except as otherwise provided by law, the By-laws of the Company may be amended or repealed by the Board by the affirmative vote of a majority of the Directors then in office or at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the votes cast on such amendment, or repeal at the relevant meeting of stockholders.

(iv)(C) To approve the Restated Charter which clarifies that any vote of the holders of capital stock of the Company is required to amend or repeal any provision of the Restated Charter, and in addition to any other vote of holders of capital stock that is required by the Restated Charter or by law, such amendment or repeal shall require the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at the relevant meeting of stockholders.

(v) To approve and ratify an increase in the shares allocated to the 2017 Incentive Stock Plan.

In addition, management will report on the performance of the Company during fiscal year 2019 and certain subsequent events in 2020 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 590,569,283 shares of Ipsidy common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 295,284,643 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Our stockholders may hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

In addition to the copies of this proxy that you may receive, the Notice of Internet Availability provides you with instructions regarding how to:

•        view the Company’s proxy materials for the Annual Meeting on the Internet;

•        request hard copies of the materials; and

•        instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on January 27, 2021, your shares were registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are considered a stockholder of record with respect to those shares, and the Notice of Internet Availability, or Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares via the Internet or by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on January 27, 2021, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided on the Notice of Internet Availability or the enclosed Proxy Card.

•        By Telephone.    You may vote by calling the toll free number found on the Proxy Card.

•        By Mail.    You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

•        In Person Virtually.    You may attend and vote at the Annual Meeting virtually. When you log on to the Webcast there will be instructions about how to vote.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided on the Notice of Internet Availability or the enclosed Proxy Card.

•        By Telephone.    You may vote by proxy by calling the toll-free number found on the vote instruction form.

•        By Mail.    You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•        In Person Virtually.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. When you log on to the Webcast there will be instructions about how to vote.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you:

•        indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•        sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•        for election of the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•        for ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020;

•        for the approval of an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-50, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2021 without further approval or authorization of our stockholders (the “Reverse Split Proposal”). The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion;

•        for the approval of the adoption of an amended and restated certificate of incorporation as more specifically set forth under Proposal 4; and

•        for the approval of the increase in the shares allocated to the 2017 Incentive Stock Plan

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Ipsidy Inc., 670 Long Beach Boulevard, Long Beach, New York 11561; Attention: Chief Financial Officer.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Ipsidy’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of January 27, 2021, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name	Position	Number of Shares of Common Stock		Percentage of Common Stock(1)
Officers & Directors
Theodore Stern	Director	35,104,745	(2)	5.7%
Thomas Szoke	Director & Chief Solutions Architect	32,083,317	(3)	5.3%
Philip Broenniman	Director, President & COO	19,211,381	(4)	3.1%
Stuart Stoller	Chief Financial Officer	10,312,500	(5)	1.7%
Herb Selzer	Director	9,687,492	(6)	1.6%
Phillip Kumnick	Chairman & CEO	9,166,667	(7)	1.4%
Christopher White	CTO	833,333	(8)	0.1%
	Total owned by executive officers and directors	116,399,435		19.1%
>5% Stockholders
Stephen Garchik	Shareholder	47,850,605	(9)	8.0%
Andras Vago	Shareholder	47,368,260	(10)	8.0%
Douglas Solomon	Shareholder	34,793,444	(11)	5.7%
Eric Rand	Shareholder	34,494,191	(12)	5.7%
Philip Beck	Shareholder	33,036,338	(13)	5.3%

	Total owned by executive officers, directors and 5% stockholders	313,492,273		51.8%

____________

(1)      Applicable percentage ownership is based on 590,569,283, shares of common stock outstanding as of January 27, 2021. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of are deemed to be beneficially owned by the person holding such securities for computing the percentage of ownership of such person, but are not treated as outstanding for computing the percentage ownership of any other person.

(2)      Includes (i) 5,885,445 shares of common stock, (ii) 8,166,667 shares of common stock held by Theodore Stern Revocable Trust, (iii) a common stock purchase warrant to acquire 250,000 shares of common stock at $0.15 per share and (iv) 20,802,633 shares of common stock that may be issued upon the conversion of principal and interest at $0.20 accrued as of March 28, 2021 under the Stern Note, which is held by the Theodore Stern Revocable Trust.

(3)      Includes (i) 19,083,317 shares of common stock, (ii) 3,000,000 shares held by Mr. Szoke’s wife, and (iii) a stock option to acquire 10,000,000 shares of common stock at an exercise price of $0.45 per share.

(4)      Includes (i) 3,682,412 shares of common stock, (ii) 1,500,000 shares of restricted common stock that vest upon meeting performance criteria. The performance criteria have not been met as of January 27, 2021, (iii) a stock option to acquire 16,666,666 shares of common stock at $0.07 per share, of which 3,333,333 are vested and the remainder vest upon meeting performance criteria. The performance criteria have not been met as of January 27, 2021, (iv) common stock purchase warrants to acquire 350,000 shares of common stock at $0.165 per share and 262,500 shares of common stock at $0.088 per share, (v) 9,153,969 shares of common stock held by Varana Capital Focused L.P. (“VCFLP”) and a common stock purchase warrant to acquire 929,167 shares of common stock at $0.15 per share held by VCFLP. Mr. Broenniman is the Managing

Partner of Varana Capital, LLC, which, in turn, is the investment manager of and has dispositive control over the shares held by VCFLP. By virtue of these relationships, in addition to the shares he holds personally, Mr. Broenniman may be deemed to beneficially own the shares held by VCFLP.

(5)      Includes (i) 312,500 shares of common stock (ii) a stock option to acquire 5,000,000 shares of common stock at $0.10 per share, (iii) 5,000,000 restricted stock common shares that vest upon meeting performance criteria. The performance criteria have not been met as of December 28, 2020 and (iv) stock options to acquire 2,500,000 shares of common stock at a price of $0.0925 per share which vest as to one-third on each of October 7, 2021, 2022 and 2023.

(6)      Includes (i) 5,594,714 shares of common stock, (ii) stock options to acquire 400,000 shares of common stock at an exercise price of $0.10 per share, (iii) 835,000 shares of common stock arising on conversion of principal and interest at $0.20 accrued as of March 28, 2021 under a 2020 Note and (iv) 2,417,778 shares of common stock held by Vista PBG Associates, LLC (“Vista”), a company of which Mr. Selzer is the manager and a common stock purchase warrant to acquire 440,000 shares of common stock at an exercise price of $0.15 per share held by Vista. Mr. Selzer may be deemed to beneficially own the shares held by Vista.

(7)      Includes (i) 1,500,000 shares of restricted common stock that vest upon meeting performance criteria. The performance criteria have not been met as of January 27, 2021, (ii) a stock option to acquire 3,000,000 shares of common stock at $0.055 per share vesting over a three year period, of which 1,000,000 have vested as of January 27, 2021and (iii) a stock option to acquire 33,333,334 shares of common stock at $0.07 per share, of which 6,666,667 are vested and the remainder vest upon meeting performance criteria. The performance criteria have not been met as of January 27, 2021.

(8)      Includes (i) 500,000 shares of common stock, (ii) 250,000 shares of restricted common stock which vest June 3, 2021 (iii) stock options to acquire 250,000 shares of common stock at a price of $0.119 per share which vest as follows: (a) 125,000 upon achievement of agreed performance goals and (b) 125,000 as to one-third on each of February 18, 2020, 2021 and 2022 and (iv) stock options to acquire 2,500,000 shares of common stock at a price of $0.0925 per share which vest as to one-third on each of October 7, 2021, 2022 and 2023.

(9)      Includes (i) 40,825,605 shares of common stock, (ii) 4,175,000 shares of common stock arising on conversion of principal and interest at $0.20 accrued as of March 28, 2021 under a 2020 Note, (iii) Garchik Universal Limited Partnership, which Mr. Garchik jointly controls with his sister, holds 350,000 shares of common stock, and (iv) a common stock purchase warrant to acquire 2,500,000 shares of common stock at $0.15 per share.

(10)    Includes 3,200,000 shares held by Multipolaris Corporation, 24,968,260 shares held by Interpolaris Pte. Ltd. and 19,200,000 held by MP Informatikai Kft. Mr. Vago is an officer and principal of each of these entities, and he may be deemed the beneficial owner or the shares held by such entities.

(11)    Includes (i) 14,793,444 shares of common stock and (ii) a stock option to acquire 20,000,000 shares of common stock at an exercise price of $0.45 per share

(12)    Includes (i) 24,124,857 shares of common stock, (ii) a common stock purchase warrant to acquire 10,000,000 shares of common stock at $0.10 per share and (iii) a common stock purchase warrant to acquire 369,334 shares of common stock at $0.15 per share.

(13)    Includes (i) 1,273,630 shares of common stock, (ii) a stock option to acquire 15,000,000 shares of common stock at $0.10 per share, (iii) a stock option to acquire 16,000,000 shares of common stock at $0.05 per share held by Parity Labs LLC, a private consulting firm which is principally owned by Mr. Beck (iv) 345,208 shares of common stock that may be issued upon the conversion of principal and interest at $0.08 accrued as of March 28, 2021 under that certain Unsecured Convertible Promissory Note due February 28, 2022 and (v) 417,500 shares of common stock that may be issued upon the conversion of principal and interest of principal and interest at $0.20 per share accrued as of March 28, 2021 under a 2020 Note.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years. Our Board currently consists of five persons, all of whom have been nominated by the Company to stand for re-election. The Board and its Governance Committee believe the 5 Board nominees possess the skills and experience to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy. Below is the biographical information pertaining to our executive officers and directors.

Name	Age	Position
Phillip L. Kumnick(2)**	54	Chairman of the Board of Directors, and Chief Executive Officer
Philip R. Broenniman	55	President, Chief Operating Officer and Director
Thomas Szoke	56	Chief Solutions Architect and Director
Herbert Selzer(1)(2)(3)**	74	Director
Theodore Stern(1)**(2)(3)	91	Director
Stuart P. Stoller	65	Chief Financial Officer
Christopher White	48	Chief Technology Officer

____________

**      denote Committee Chair

(1)      Audit Committee

(2)      Governance Committee

(3)      Compensation Committee

Phillip L. Kumnick

Mr. Kumnick was appointed a director of the Company in December 2019 and became the Chief Executive Officer in May 2020. On October 30, 2020 he also became the Chairman of the Board of Directors of the Company. From 2010 to 2018, Mr. Kumnick was Senior Vice President Global Acquirer Processing at Visa, Inc., and was the executive in charge of leading and growing Visa’s acquirer and merchant processing services and omni-channel solutions on a global basis. Mr. Kumnick was also a key contributor to the design of the Secure Remote Commerce (SRC) standard now being rolled out by the card brands, which aims to provide a simple and secure card payment experience. SRC uses tokenization to protect consumers’ sensitive data and intelligent identity authentication to help distinguish legitimate cardholders from fraudsters. Mr. Kumnick was the product owner and developer of Visa’s critical entry into encryption and tokenization products and services for their acquiring partners for transactions at the physical point of sale. Prior to joining Visa, Mr. Kumnick was the leader of the Cards & Payments practice of Cap Gemini Consulting from October 2009 through June 2010. Prior to Cap Gemini Consulting. Mr. Kumnick was a Senior Vice President at TSYS Acquiring Solutions from 2001 to 2009, with responsibility for leading the Product Management team and expanding the Company’s portfolio of merchant and acquirer products. He was also a leader of key M&A activities, including business development and strategic investment in Europe, Latin America and Asia, and helped expand TSYS’ client footprint to over 70 countries. Mr. Kumnick started his payments career at MasterCard International where he worked from 1988 to 2000, in various capacities, rising to Vice President & Chief Settlement Officer — Global Settlement Operations. In that role he was responsible for the 7 x 24 x 365 mission critical clearing and payment operations of a $3.0 billion per day global EFT and treasury operation. Mr. Kumnick was a strategic subject matter expert and key contributor to the evolution of MasterCard’s global processing functions. Mr. Kumnick has an MBA- Finance and a BS Finance from St. Louis University.

Philip R. Broenniman

Philip Broenniman was appointed a director of the Company in March 2020 and became the President and Chief Operating Officer in May 2020. Mr. Broenniman has since 2011 been Managing Partner and Portfolio Manager for Varana Capital, LLC (“VCLLC”), a firm he co-founded in 2011. Through his position at VCLLC, Mr. Broenniman invests in, and consults with the Board of Directors of, certain public and private companies, working with each on strategic planning, financing, and/or balance sheet restructuring. From 2003 until 2008, with his own firm, Cadence Investment Partners, LLC (“Cadence”), and from 2008 until 2011 with Visium Asset Management, LP, which acquired Cadence in 2008, Mr. Broenniman established and refined the opportunistic/deep value, multi-asset class investment paradigm that is the foundation of VCLLC. Mr. Broenniman began his portfolio management career with the Bass family of Fort Worth, TX in 1993, investing in event strategies, assisting on a $1 billion book of derivative hedging and investment strategies, and developing his skills in derivative analytics, risk management, and portfolio construction. Privately, from August 2010 until February 2018, Mr. Broenniman was co-founder and a member of Cadence Distributors, LLC, an import/export company focused on the fragrance industry. From February 2012 to April 2017, Mr. Broenniman was a founding investor in Cacao Prieto, a bourbon and rum distillery, providing strategic guidance during the initial launch of the business. From July 2019 until March 2020 upon successful closing of its merger Mr. Broenniman served as a member of the Board of Directors and Special Committee evaluating strategic options for CSS Industries, Inc. (Formerly NYSE: CSS). Mr. Broenniman has a BS from Duke University, an MBA from University of Virginia, and is a Chartered Financial Analyst.

Thomas R. Szoke

Thomas R. Szoke serves as Chief Solutions Architect and a Director of the Company. Mr. Szoke is a co-founder of Innovation in Motion (“IIM”) a predecessor of Ipsidy and has over 25 years of product engineering, global sales and operations management experience. He has held several executive positions in the Company and has successfully led it from its inception to its listing on the OTC Market as well as expanding its market presence and product portfolio through strategic acquisitions in the United States, South America and Africa. Mr. Szoke pioneered the concept and development of certain product lines as well as its Multi-Factor Out-of-Band Identity and Transaction Authentication Platform.

Prior to founding IIM, Mr. Szoke spent 23 years with Motorola, Inc. holding various management positions in field and product engineering, systems integration, program management and sales. He spent the last 10 years of his career at Motorola in the Biometrics Industry as Director of Integration and Project Management and then Director of Global Business Development for Civil Biometrics. From 2008-2011, Mr. Szoke was President of Thomas Szoke LLC, a technology consulting company focused on identity management and secure credentialing solutions. Mr. Szoke holds a degree in Electrical Engineering and Applied Mathematics from the University of Akron, in Ohio and is fluent in Hungarian.

Herbert Selzer

Herbert Selzer serves as an Independent Director of the Company. Mr. Selzer is an attorney based on New York, New York with a focus in corporate, international estate planning, trust and estates and wealth management. Mr. Selzer has been with Loeb, Block & Partners LLP since 1972 and became a partner in 1978. Prior to 1972, Mr. Selzer was employed by Ernst & Young. Mr. Selzer holds a BS Economics from Brooklyn College, a JD from George Washington University Law Center, an LLM in Taxation from New York University Law School.

Theodore Stern

Theodore Stern serves as an Independent Director of the Company. Mr. Stern has served in several executive positions in the energy and software industries over his career. Previously he served as Chairman of the Board of inContact Inc. from 2000 to 2016 (when the company was acquired). He was Chairman and CEO from 2000 to 2005 when the positions were split. He oversaw the acquisition of four companies and the transition of inContact from a telecommunications company to a rapidly growing software-as-a-service company. Additionally, he previously served as a member of the Board of Directors of Ensync Inc and served on the Governance, Audit and Compensation Committees.

Mr. Stern also was a Senior Executive Vice President and member of the Board of Directors of Westinghouse Electric Corporation until his retirement. In his last position at Westinghouse Electric, Mr. Stern was responsible for multiple business units. Mr. Stern served as Vice Chairman of the Board of Directors of Superconductivity, Inc. of Madison, Wisconsin, a small technology company, until it was acquired in April 2007. Mr. Stern also served on the Board of Directors of Copperweld Corporation of Pittsburgh, Pennsylvania, a privately-owned steel and cable manufacturer, until its acquisition by LTV. Mr. Stern also served on the Board of Directors of Northern Power Systems of Waitsfield, Vermont, a privately-owned manufacturer of renewable and distributed generation systems until it was acquired by Distributed Energy Systems Incorporated (DESC). Mr. Stern also served on the board of directors of DESC. Mr. Stern holds a Bachelor of Science degree in Mechanical Engineering from the Pratt Institute and a Master of Arts degree in Theoretical Mathematics from New York University. He is a fellow of the American Society of Mechanical Engineers and a member of the National Academy of Engineering. He is the author of a number of technical papers on nuclear power technology.

Stuart Stoller

On January 31, 2017, Stuart Stoller was appointed Chief Financial Officer of the Company. Prior to joining the Company Mr. Stoller served as Chief Financial Officer and Board Member for TestAmerica Environmental Services LLC from May 2016 to October 2017. From December 2013 to April 2016, he was the Chief Financial Officer of Associated Food Stores. Mr. Stoller served as Chief Financial and Administrative Officer for Sleep Innovations from August 2009 to October 2013. Prior to joining Sleep Innovations, Mr. Stoller for 29 years served various roles with the New York Times Company including Senior Vice President for Process Reengineering and Corporate Controller and various capacities at Macy’s which included the role of Senior Vice President and Corporate Controller. He also was the controller of Coopers & Lybrand LLP. He is a Certified Public Accountant.

Chris White

Chris White was appointed Chief Technology Officer in January 2020. Mr. White joined the Company in 2018, initially as Director Dev-Ops, and was promoted to SVP Engineering in February 2019. In those roles he was responsible for the Company’s payments and mobile solutions application development. Prior to joining Ipsidy from 2016 to 2018, Mr. White served as Software Engineering Director at NCR Corporation and was responsible for development and maintenance of retail location management and point-of-sale systems for the petroleum industry. From 2015 to 2016 he was Director, Software Device & Tools at Verifone responsible for SDK’s, which were used by internal and third-party developers to develop software on Verifone devices. Prior to joining Verifone, Chris White was at Ingenico from 2011 to 2015, rising to VP of Core Engineering, where he was responsible for North American payment systems. Mr. White is a veteran of the United States Marine Corps in which he served honorably from 1991-1996 and received multiple certifications in electronics.

Director Independence

The Company is admitted to the OTCQB tier of OTC Markets, but as a company that is required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company is not required under the rules mandated by OTC Markets for US companies to comply with the Director Independence standard, which requires certain companies maintain a Board that has at least two independent directors and an Audit Committee, a majority of the members of which are independent directors. However, the Company is voluntarily complying with such standard. Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company’s board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review the board has determined that there are two (2) independent directors, including all the members of the Audit Committee.

Committees and Terms

Board & Committees

Board meetings during fiscal 2019

During 2019, the Board of Directors held eight meetings as well as committee meetings, as outlined below. Each director attended all of the meetings of the Board and all of the meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

Committees established by the Board

The Board of Directors has standing Audit, Compensation, and Governance Committees. Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.ipsidy.com. The Board has not designated a member as the “audit committee financial expert” as defined by the SEC, which is not required at this time. During 2019, the Audit Committee held four meetings in person or through conference calls.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of our named executive officers and administers our stock option and incentive compensation plans. The Compensation Committee has adopted a Compensation Committee Charter which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.ipsidy.com. During 2019, the Compensation Committee held one meeting in person and also approved certain matters as part of full Board meetings.

Governance Committee

The Governance Committee is responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance policies, recommending compensation for the Board and for all other purposes outlined in the Governance Committee Charter, which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.ipsidy.com. During 2019, the Governance Committee held one meeting in person or through conference calls.

Nomination of Directors

As provided in its charter, the Governance Committee is responsible for identifying individuals qualified to become directors. The Governance Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•        high personal and professional ethics and integrity;

•        the ability to exercise sound judgment;

•        the ability to make independent analytical inquiries;

•        a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•        the appropriate and relevant business experience and acumen.

Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers has:

•        Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•        Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•        Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•        Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•        Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics Policy (the “Code of Ethics”) that applies to all directors and officers. The Code of Ethics describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

•        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•        compliance with applicable governmental laws, rules and regulations;

•        the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the code; and

•        accountability for adherence to the Code of Ethics.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Ipsidy Inc., c/o Chief Financial Officer, 670 Long Beach Boulevard, Long Beach, New York 11561 or emailing to stuartstoller@Ipsidy.com. At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Chief Financial Officer would contact either the Chair of the Board of Directors or the chairperson of a particular committee, if any, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Compensation of Directors

The non-management Directors consisting of Herb Selzer, Theodore Stern and Ricky Solomon (resigned January 2020) Phillip Kumnick (appointed December 2019 through May 2020), Philip Broenniman (appointed March 2020 through May 2020) and Philip Beck (May 2020 through his resignation October 2020) receive $72,000 per annum for Board membership, inclusive of all Board meeting and committee meeting attendance fees in the form of an annual restricted common stock grant commencing vesting in quarters at the end of each quarter after the date of the grant. Additionally, they will each receive, an annual retainer for service on each committee of $5,000 to be paid in cash.

During 2019, the Company recorded expense of $40,000 each for Board Membership and $15,000, $15,000 and $10,000 for Mr. Selzer, Mr. Stern and Mr. Solomon for the annual retainer for service on Board committees. In 2019 the non-management directors did not receive their common stock grant, nor the full amount of their cash compensation.

EXECUTIVE COMPENSATION

The below table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to (i) all individuals serving as the Company’s principal executive officers or acting in a similar capacity during the last two completed fiscal years, regardless of compensation level, and (ii) the Company’s two most highly compensated executive officers other than the principal executive officers serving at the end of the last two completed fiscal years (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Philip Beck	2019	291,667	—		87,917	—	58,333	—	437,917
Former Chairman of the Board, CEO and President(1)	2018	350,000	—		1,055,000	262,500	—	—	1,667,500
Thomas Szoke	2019	275,000	—	—	—	—	—	—	275,000
Chief Solutions Architect and Director(2)	2018	275,000	—	—	—	36,667	—	—	311,667
Stuart Stoller	2019	194,792	—		353,333	—	39,583	—	587,708
CFO(4)	2018	234,375			353,333	142,500	—	—	730,208

____________

(1)      Mr. Beck was hired on January 31, 2017 and as part of his compensation package was granted 15,000,000 stock options which vest 1/3 immediately effective January 31, 2017 with the balance over two years and 15,000,000 shares of restricted stock which shares vest upon attainment of certain performance thresholds. As of December 31, 2019, all shares under the options vested and were exercisable, but none of the restricted stock were exercisable. In 2019 and 2018, the stock options carried an expense of $87,917 and $1,055,000. There was no expense recorded for the restricted stock as the performance shares criteria were not met. Mr. Beck has not exercised or realized a gain on these options as of the date of the submission of this report. In 2018, Mr. Beck was paid a bonus of $262,500 for attaining the performance targets as set forth in his employment agreement. Mr. Beck resigned as Chief Executive Officer in May 2020 and as a director in October 2020.

(2)      On January 14, 2020, Mr. Szoke was appointed Chief Operating Officer and ceased to serve as Chief Technology Officer. On May 22, 2020, Mr. Szoke was appointed as Chief Solutions Architect and ceased to serve as the Chief Operating Officer. In 2019, Mr. Szoke was paid a bonus of $36,667 earned in 2018 for attaining the performance targets as set forth in his employment agreement.

(3)      Mr. Stoller was hired on January 31, 2017 and as part of his compensation package was granted 5,000,000 stock options which vest over three years and 5,000,000 shares of restricted stock which shares vest upon attainment of certain performance criteria. As of December 31, 2019, 4,861,111 of the shares under the option vested and were exercisable but none of the restricted stock were exercisable. In 2019 and 2018, the stock option expense was $353,333 and $353,333. There was no expense recorded for the restricted stock as the performance criteria were not met. Mr. Stoller has not exercised or realized a gain on these options as of the date of the submission of this report. In 2018, Mr. Stoller was paid a bonus of $142,500 for attaining the performance targets as set forth in his employment agreement.

Mr. Szoke and Mr. Stoller each are party to an Executive Retention Agreement to encourage the Executive to continue to devote the Executive’s full attention and dedication to the success of the Company, and to provide specification compensation and benefits to the Executive in the event of a Termination Upon Change of Control or certain other terminations pursuant to the terms of this Agreement. These agreements include payment of salary and other benefits for one year in addition to acceleration and vesting of certain stock compensation plans.

Pursuant to the Executive Retention Agreements, as more fully described below, certain executive officers could earn additional compensation if certain performance thresholds were met. Mr. Beck and Mr. Stoller met the first set of targets during 2018 and were paid their respective bonuses as indicated above. However, Mr. Beck and Mr. Stoller did not meet their additional specific performance target for 2018 and therefore no additional bonus will be paid or accrued. Mr. Szoke did meet a portion of his performance targets for 2018 and therefore the Company has recorded an accrual of approximately $36,700. In 2019, the bonus to Mr. Szoke was paid. No other incremental compensation targets for any executive were met in 2019. However, the Board of Directors may allocate salaries and benefits to the officers in its sole discretion.

The Company currently has no retirement, pension, or profit-sharing plan covering its officers and directors; The Company provide medical benefits on a cost sharing basis and has a dental plan which is fully paid by the employees cost. See “Executive Agreements” below.)

Grant of Plan-Based Awards

As previously described, in connection with their respective employment arrangements, Philip Beck and Stuart Stoller were awarded 15,000,000 and 5,000,000 common stock options in 2017. Additionally, Philip Beck and Stuart Stoller received 15,000,000 and 5,000,000 restricted common shares in 2017. The Company repurchased Mr. Beck’s 15,000,000 restricted common shares for $1 following his resignation as a director in October 2020.

There were no grants of plan-based awards or common stock options, to other named executive officers during the year ended December 31, 2019.

Outstanding Equity Awards to Executive Officers

The following table sets forth information with respect to outstanding equity awards held by our named executive officers as of December 31, 2019.

	Option Awards					Stock awards
(a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity Incentive Plan Awards: Number of unearned shares or units of stock or rights that have not vested (#) (i)	Equity Incentive Plan Awards: Market or payout of unearned shares, units or other rights that have not vested ($) (j)
Executive Officer
Philip Beck(1)	20,000,000	—	—	$0.05 per share	August 12, 2026
Philip Beck(2)	15,000,000	—	—	$0.10 per share	January 31, 2027	15,000,000	750,000	—	—
Stuart Stoller(2)	4,861,111	138,889	—	$0.10 per share	January 31, 2027	5,000,000	250,000	—	—
Thomas Szoke	10,000,000	—	—	$0.45 per share	September 25, 2025	—	—	—	—

____________

(1)      The amounts for Philip Beck include previously awarded common stock options for consulting services rendered prior to his employment (20,000,000 stock options) which became exercisable on January 31, 2017 upon his appointment as the Chief Executive Officer of the Company. The consulting services were provided by Parity Labs, LLC, a company principally owned by Mr. Beck and his family.

(2)      The performance criteria for the restricted stock awards to Philip Beck and Stuart Stoller have not been met.

Compensation of Directors

The non-management Directors consisting of Herb Selzer, Theodore Stern, Ricky Solomon (Resigned January 2020), Phillip Kumnick (appointed December 2019 through May 2020), Philip Broenniman (appointed March 2020 through May 2020) and Philip Beck (May 2020 through his resignation October 2020) receive $72,000 per annum for Board membership, inclusive of all Board meeting and committee meeting attendance fees in the form of an annual restricted common stock grant vesting in quarters at the end of each quarter after the date of the grant. Additionally, they will each receive, an annual retainer for service on each committee of $5,000 to be paid in cash.

During 2019 and 2018, the Company recorded expense of $40,000 for the annual retainer for service on Board. The amounts recorded for Mr. Selzer, Mr. Stern and Mr. Solomon for the annual retainer for service on Board committees was $15,000, $15,000 and $10,000. In 2019 the non-management directors did not receive their common stock grant, nor the full amount of their cash compensation.

On his appointment Mr. Kumnick received a grant of an option to purchase 3,000,000 shares of common stock vesting in equal parts over three years, or earlier in the event of a change of control of the Company (as defined in the option grant). In March 2020 the Company entered into a restricted stock purchase agreement with Phillip Kumnick, providing Mr. Kumnick with the right to acquire 1,500,000 shares of common stock at par value subject to the Vesting Criteria (as defined in the stock purchase agreement). On his appointment, the Company entered into a restricted stock purchase agreement with Philip Broenniman, providing Mr. Broenniman with the right to acquire 1,500,000 shares of common stock at par value subject to the Vesting Criteria. On May 22, 2020 Mr. Kumnick was appointed CEO and Mr. Broenniman was appointed President and COO; Mr. Beck resigned as CEO on May 22, 2020 and as Chairman and a member of the Board of Directors on October 30, 2020.

Executive Employment Agreements

On January 31, 2017, Mr. Beck and the Company entered an Executive Retention Agreement pursuant to which Mr. Beck agreed to serve as Chief Executive Officer and President in consideration of an annual salary of $350,000 of which $50,000 shall be deferred until the Company raises in the aggregate $15 million in debt and/or equity capital. The Company has agreed to provide a bonus of 75% of the base salary upon the Company timely filing its annual report on Form 10-K for the year ended December 31, 2017 and the Company raising gross proceeds of $15 million in debt and/or equity capital (“Milestone 1”) and a bonus of 150% of the base salary upon the Company achieving (i) any merger or sale of the Company or its assets, (ii) the Company achieving adjusted EBITDA of $10 million in a fiscal year, (iii) the Company achieving a listing on a national exchange and then or subsequently raising gross proceeds in the amount of $10 million or achieving a valuation of $125 million or (iv) the Company achieving $20 million of revenue on a trailing 12 months basis (“Milestone 2”).

The Company also granted Mr. Beck a Stock Option to acquire 15 million shares of common stock of the Company at an exercise price of $0.10 per share for a period of ten years and the Company agreed to a Restricted Stock Purchase Agreement with Mr. Beck pursuant to which Mr. Beck purchased 15 million shares of common stock at a per share price of $0.0001, which shares of common stock vest upon achieving Milestone 2. The Stock Options vest with respect to (i) one-third of the shares of common stock as of January 31, 2017 and (ii) in 24 equal monthly tranches commencing on the grant date.

On May 22, 2020, the Company and Mr. Beck entered into a separation letter agreement, which provided for payment to Mr. Beck of one year’s severance in the amount of $350,000, payable in accordance with the terms of Mr. Beck’s Retention Agreement, subject to the Company receiving funding in the amount of not less than $4,000,000 (“Minimum Funding”) and otherwise in equal monthly installments over a period of two years, starting June 15, 2020. In addition, Mr. Beck will be entitled to payment of all deferred pay and accrued but unused paid time off upon receipt of Minimum Funding, or if not received within 90 days of termination, then in equal monthly installments over a period of one year, payment of health insurance premiums through December 31, 2021, entering of mutual releases and amendment of Mr. Beck’s restricted stock grants to reflect vesting upon satisfaction of the performance goals set forth under the Restricted Stock Agreement, on the date that the Company either fails to re-nominate or re-elect Mr. Beck as a Director, or as Chairman of the Company’s Board of Directors, or on the two year anniversary if Mr. Beck is continuing to provide services to the Company in any capacity. Mr. Beck will remain Chairman of the Board and to be re-nominated for election as a director at the next two annual meetings of the stockholders.

On January 31, 2017, Mr. Szoke and the Company entered into an Executive Retention Agreement pursuant to which Mr. Szoke agreed to serve as Chief Technology Officer in consideration of an annual salary of $250,000. The Company has agreed to provide a bonus of up to 50% of the base salary in 2017 upon the Company achieving a gross margin to be mutually agreed upon by the Company and Mr. Szoke and a bonus of 75% of the base salary upon the Company achieving Milestone 2. The Company and Mr. Szoke entered into an Indemnification Agreement on January 31, 2017. Mr. Szoke’s annual salary was increased in late 2017 to $275,000 per year. Mr. Szoke did not meet the 2017 bonus requirement.

The Company entered an Executive Retention Agreement with pursuant to which Stuart Stoller agreed to serve as Chief Financial Officer in consideration of an annual salary of $225,000. The Company has agreed to provide two different bonus levels upon the achievement of certain performance, financial and other milestones. The Company also granted Mr. Stoller a stock option to acquire 5 million shares of common stock at an exercise price of $0.10 per share for a period of ten years. Further, Company has agreed to a Restricted Stock Purchase Agreement in which

Mr. Stoller purchased an additional 5 million shares at a per share price of $0.0001, which shares of common stock vest upon meeting certain performance, financial and other milestones. The Stock Options vest with respect to (i) one third of common stock upon the anniversary of the grant date and (ii) in 24 equal installments commencing on the one year anniversary of the grant.

In connection with their employments in May 2020, Messrs. Kumnick and Broenniman and the Company have agreed to the principal terms of employment and intend to enter a definitive agreement in the near future. The parties intend that the definitive agreements will incorporate the below terms.

Mr. Kumnick is employed as Chief Executive Officer, “at will” to devote his full time and attention to the business of the Company an initial base salary of $250,000 per annum subject to review after one year. Mr. Kumnick was granted options to acquire 33,333,334 shares of common stock of which 20% vest at grant and the balance vest subject to performance conditions.

Mr. Broenniman is employed as President and Chief Operating Officer “at will” to devote his full time and attention to the business of the Company at an initial base salary of $175,000 per annum subject to review after one year. Mr. Broenniman was granted options to acquire 16,666,666 shares of common stock of which 20% vest at grant and the balance vest subject to performance conditions.

The performance conditions provide for an additional 32% of the options to vest upon achieving Performance Condition 1 (as defined below) and 48% of the options to vest upon achieving Performance Condition 2 (as defined below). Performance Condition 1 is defined as the achievement of any of the following: (A) a minimum annualized revenue run-rate of $10,000,000, based on the revenue for any quarterly period, excluding non-recurring one-time payments, determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) as shown in any of the Company’s Annual Reports on Form 10-K, or Quarterly Reports on Form 10-Q filed with the SEC (“SEC Filings”) after the date hereof; (B) change of control of the Company, or a strategic investment of $5,000,000, each at a valuation of the Company which equates to a market capitalization of the Company of not less than $100,000,000; or (C) the Company’s shares of common stock achieving a closing price on the principal market or exchange on which the shares of common stock are traded, which gives rise to a market capitalization of the Company of not less than $100,000,000 for 20 consecutive trading days. Performance Condition 2 is defined as the achievement of any of the following: (X) a minimum annualized revenue run-rate of $25,000,000, based on the revenue for any quarterly period, excluding non-recurring one-time payments, determined in accordance with GAAP, as shown in any of the Company’s SEC Filings after the date hereof; (Y) change of control of the Company, or a strategic investment of $15,000,000, each at a valuation of the Company which equates to a market capitalization of the Company of not less than $200,000,000; or (Z) the Company’s shares of common stock achieving a closing price on the principal market or exchange on which the shares of common stock are traded, which gives rise to a market capitalization of the Company of not less than $200,000,000 for 20 consecutive trading days. Both Messrs. Kumnick and Broenniman will participate in usual benefits plans available to other full-time Company executives.

Certain Relationships and Related Transactions and Director Independence

The Company is admitted to the OTCQB tier of OTC Markets, but as a company that is required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company is not required under the rules mandated by OTC Markets for US companies to comply with the Director Independence standard, which requires certain companies maintain a Board that has at least two independent directors and an Audit Committee, a majority of the members of which are independent directors. However, the Company is voluntarily complying with such standard. Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company’s board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review the board has determined that there are two (2) independent directors, including all the members of the Audit Committee.

In connection with the Company’s ability to secure third-party financing, during the year ended December 31, 2018, the Company paid Network 1 Financial Securities, Inc. (“Network 1”), a registered broker-dealer, cash fees of $659,000, issued Network 1 2,470,000 common stock purchase warrants at a price of $0.165 cents per share. During the year ended December 31, 2019, the Company paid Network 1 cash fees of approximately $110,000, and issued Network 1 and issued 858,000 common stock purchase warrants at a price of $0.088 cents per share. A former member of the Company’s Board of Directors previously maintained a partnership with a key principal of Network 1. In connection with the offering of the 15% Senior Secured Convertible Notes in the aggregate amount of $1,510,000 in February 2020 (the “2020 Notes”), the Company paid Network 1 cash fees of approximately $104,800

On August 10, 2016, the Company entered into a Letter Agreement (the “Amendment”) with Parity Labs, LLC (“Parity”), a company principally owned by Mr. Beck and his family, to amend the compensation section of that certain Advisory Agreement previously entered into between the Company and Parity on November 16, 2015 for the provision of strategic advisory services, to provide for the issuance to Parity of a common stock option (the “Parity Option”) to acquire 20,000,000 shares of common stock of the Company exercisable at $0.05 per share for a period of ten years. The Parity Option vested in entirety upon Mr. Beck becoming the Chief Executive Officer of Ipsidy, Inc. on January 31, 2017. The Company’s headquarters are located in Long Beach, New York where the Company currently leases offices on a month to month basis. The facilities are managed by Bridgeworks LLC, (“Bridgeworks”) a company providing office facilities to emerging companies, principally owned by Mr. Beck and his family. The arrangement with Bridgeworks LLC allows the Company to use offices and conference rooms for a fixed, monthly fee $5,000. Since 2014, Mr. Beck has served as managing member of Parity, and since 2016, as Chairman, a Member and co-founder of Bridgeworks. During 2019 and 2018, the Company paid Bridgeworks $89,100 in each year for the use of the facilities.

On September 13, 2017, one of its former officers and a former director (Douglas Solomon) of the Company entered into a Confidential Settlement Agreement and General Release (the “Settlement Agreement”) pursuant to which the Offer Letter and Executive Retention Agreement entered between the Company and Mr. Solomon dated January 31, 2017 were terminated effective September 1, 2017 and Mr. Solomon resigned as Executive Director, Government Relations Enterprise Security upon execution of the Settlement Agreement. The Company agreed to pay Mr. Solomon approximately $8,000 representing unused 2017 vacation entitlement and pay for one day, reimburse Mr. Solomon for all expenses consistent with the Company’s reimbursement policy and pay Mr. Solomon’s COBRA employee only benefits through September 2018 if Mr. Solomon elected to be included under such coverage. In addition, the Company acknowledged that the 20,000,000 stock options previously granted to Mr. Solomon have vested effective as of September 1, 2017. The parties also provided mutual releases from all claims, demands, actions, causes of action or liabilities. As further consideration for entering into the Settlement Agreement, Mr. Solomon and the Company entered into an Agency Agreement dated September 13, 2017 pursuant to which Mr. Solomon agreed to be engaged as a non-exclusive sales agent for the Company’s products on an as needed basis for a term of three years in consideration of sales commissions including a monthly non-refundable minimum commission to be paid for 24 months. During the year ended December 31, 2019 and December 31, 2018, the Company paid Mr. Solomon approximately $0 and $160,000 under the terms of such agreement. Additionally, in 2018, Mr. Solomon earned approximately $90,000 in sales commissions.

In August 2018, Mr. Stern and Mr. Selzer, directors of the Company, purchased an additional 6,666,667 and 666,667 shares of common stock, respectively of the common stock offering.

In June 2019, Mr. Beck & Mr. Selzer two of the Company’s Directors and Mr. Stoller, CFO, purchased 1,562,500 shares of common stock of the 2019 of the common stock offering.

In December 2019 Mr. Beck Chairman and then CEO of the Company purchased $25,000 of certain 8% Convertible Notes in the aggregate amount of $428,000 (“8% Notes”).

In February 2020, Mr. Beck, Mr. Selzer and Mr. Stern purchased $50,000, $100,000 and $50,000 respectively of 2020 Notes. In addition, Mr. Stern is a trustee of the Theodore Stern Revocable Trust whose note in the principal amount of $2,000,000 issued January 31, 2017 (the “Stern Note”) was amended and restated as part of the 2020 Notes Offering. A comprehensive disclosure of the 2020 Notes can be found in Note 7 to the Condensed Consolidated Financial Statements for the Three & Six Months Ended June 30, 2020.

On June 30, 2020, Company entered into and consummated a private transaction pursuant to which a portion of the Company’s warrants exercisable at per share price of $0.10 (the “$0.10 Warrants”) were exercised for cash at an exercise price of $0.07 per share. In addition, the holders that exercised the $0.10 Warrants received a warrant exercisable for two years to acquire one share of common stock at an exercise price of $0.15 per share (the $0.15 Warrants”) for every four $0.10 Warrants exercised. Mr. Stern, participated in the private transaction resulting in the issuance of 1,000,000 shares of common stock and 250,000 $0.15 Warrants in consideration of $70,000; and Varana Capital Focused, LP (“VCFLP”), participated in the private transaction resulting in the issuance of 3,716,667 shares of common stock and 929,167 $0.15 Warrants, in consideration of $260,167. Mr. Philip Broenniman, a director, the President and COO of the Company is the investment manager of VCFLP.

On June 30, 2020, Company entered into and consummated a private transaction pursuant to which a portion of the Company’s warrants exercisable at per share price of $0.06 (the “$0.06 Warrants”) were exercised. In addition, the holders that exercised the $0.06 Warrants also received a $0.15 Warrant for every two $0.06 Warrants exercised. Vista Associates, L.P., (“Vista”) of which Mr. Selzer is the General Partner, participated in the private transaction resulting in the issuance of 880,000 shares of common stock and 440,000 $0.15 Warrants, in consideration of $52,800.

On June 30, 2020, the Company also entered into a Subscription Agreement with VCFLP pursuant to which VCFLP purchased 714,285 shares of common stock in consideration of $50,000.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Phillip L. Kumnick(2)**	54	Chairman of the Board of Directors, and Chief Executive Officer
Philip R. Broenniman	55	President, Chief Operating Officer and Director
Thomas Szoke	56	Chief Solutions Architect and Director
Herbert Selzer(1)(2)(3)**	74	Director
Theodore Stern(1)**(2)(3)	91	Director

____________

**      denote Committee Chair

(1)      Audit Committee

(2)      Governance Committee

(3)      Compensation Committee

Phillip L. Kumnick

Mr. Kumnick was appointed a director of the Company in December 2019 and became the Chief Executive Officer in May 2020. On October 30, 2020 he also became the Chairman of the Board of Directors of the Company. From 2010 to 2018, Mr. Kumnick was Senior Vice President Global Acquirer Processing at Visa, Inc., and was the executive in charge of leading and growing Visa’s acquirer and merchant processing services and omni-channel solutions on a global basis. Mr. Kumnick was also a key contributor to the design of the Secure Remote Commerce (SRC) standard now being rolled out by the card brands, which aims to provide a simple and secure card payment experience. SRC uses tokenization to protect consumers’ sensitive data and intelligent identity authentication to help distinguish legitimate cardholders from fraudsters. Mr. Kumnick was the product owner and developer of Visa’s critical entry into encryption and tokenization products and services for their acquiring partners for transactions at the physical point of sale. Prior to joining Visa, Mr. Kumnick was the leader of the Cards & Payments practice of Cap Gemini Consulting from October 2009 through June 2010. Prior to Cap Gemini Consulting. Mr. Kumnick was a Senior Vice President at TSYS Acquiring Solutions from 2001 to 2009, with responsibility for leading the Product Management team and expanding the Company’s portfolio of merchant and acquirer products. He was also a leader of key M&A activities, including business development and strategic investment in Europe, Latin America and Asia, and helped expand TSYS’ client footprint to over 70 countries. Mr. Kumnick started his payments career at MasterCard International where he worked from 1988 to 2000, in various capacities, rising to Vice President & Chief Settlement

Officer — Global Settlement Operations. In that role he was responsible for the 7 x 24 x 365 mission critical clearing and payment operations of a $3.0 billion per day global EFT and treasury operation. Mr. Kumnick was a strategic subject matter expert and key contributor to the evolution of MasterCard’s global processing functions. Mr. Kumnick has an MBA- Finance and a BS Finance from St. Louis University.

Mr. Kumnick brings over 20 years experience in the payments and technology industries, with a focus on managing technology platforms and security related issues. This experience, working for some of the world’s leading companies, provides our Board of Directors with valuable insight regarding the Company’s business, products and industry.

Philip R. Broenniman

Philip Broenniman was appointed a director of the Company in March 2020 and became the President and Chief Operating Officer in May 2020. Mr. Broenniman has since 2011 been Managing Partner and Portfolio Manager for Varana Capital, LLC (“VCLLC”), a firm he co-founded in 2011. Through his position at VCLLC, Mr. Broenniman invests in, and consults with the Board of Directors of, certain public and private companies, working with each on strategic planning, financing, and/or balance sheet restructuring. From 2003 until 2008, with his own firm, Cadence Investment Partners, LLC (“Cadence”), and from 2008 until 2011 with Visium Asset Management, LP, which acquired Cadence in 2008, Mr. Broenniman established and refined the opportunistic/deep value, multi-asset class investment paradigm that is the foundation of VCLLC. Mr. Broenniman began his portfolio management career with the Bass family of Fort Worth, TX in 1993, investing in event strategies, assisting on a $1 billion book of derivative hedging and investment strategies, and developing his skills in derivative analytics, risk management, and portfolio construction. Privately, from August 2010 until February 2018, Mr. Broenniman was co-founder and a member of Cadence Distributors, LLC, an import/export company focused on the fragrance industry. From February 2012 to April 2017, Mr. Broenniman was a founding investor in Cacao Prieto, a bourbon and rum distillery, providing strategic guidance during the initial launch of the business. From July 2019 until March 2020 upon successful closing of its merger Mr. Broenniman served as a member of the Board of Directors and Special Committee evaluating strategic options for CSS Industries, Inc. (Formerly NYSE: CSS). Mr. Broenniman has a BS from Duke University, an MBA from University of Virginia, and is a Chartered Financial Analyst.

Mr. Broenniman brings over 20 years experience in the investment industry, as well as experience running an operating business. This experience, provides our Board of Directors with important insight regarding the capital markets and the Company’s fund raising needs, as well as operational matters.

Thomas R. Szoke

Thomas R. Szoke serves as Chief Solutions Architect and a Director of the Company. Mr. Szoke is a co-founder of Innovation in Motion (“IIM”) a predecessor of Ipsidy and has over 25 years of product engineering, global sales and operations management experience. He has held several executive positions in the Company and has successfully led it from its inception to its listing on the OTC Market as well as expanding its market presence and product portfolio through strategic acquisitions in the United States, South America and Africa. Mr. Szoke pioneered the concept and development of certain product lines as well as its Multi-Factor Out-of-Band Identity and Transaction Authentication Platform.

Prior to founding IIM, Mr. Szoke spent 23 years with Motorola, Inc. holding various management positions in field and product engineering, systems integration, program management and sales. He spent the last 10 years of his career at Motorola in the Biometrics Industry as Director of Integration and Project Management and then Director of Global Business Development for Civil Biometrics. From 2008-2011, Mr. Szoke was President of Thomas Szoke LLC, a technology consulting company focused on identity management and secure credentialing solutions. Mr. Szoke holds a degree in Electrical Engineering and Applied Mathematics from the University of Akron, in Ohio and is fluent in Hungarian.

Mr. Szoke’s business management experience, his engineering knowledge, his knowledge of the Company, and his experience in developing strategy and strategic alliances led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Herbert Selzer

Herbert Selzer serves as an Independent Director of the Company. Mr. Selzer is an attorney based on New York, New York with a focus in corporate, international estate planning, trust and estates and wealth management. Mr. Selzer has been with Loeb, Block & Partners LLP since 1972 and became a partner in 1978. Prior to 1972, Mr. Selzer was employed by Ernst & Young. Mr. Selzer holds a BS Economics from Brooklyn College, a JD from George Washington University Law Center, an LLM in Taxation from New York University Law School.

Mr. Selzer’s experience in the legal field and corporate governance expertise led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Theodore Stern

Theodore Stern serves as an Independent Director of the Company. Mr. Stern has served in several executive positions in the energy and software industries over his career. Previously he served as Chairman of the Board of inContact Inc. from 2000 to 2016 (when the company was acquired). He was Chairman and CEO from 2000 to 2005 when the positions were split. He oversaw the acquisition of four companies and the transition of inContact from a telecommunications company to a rapidly growing software-as-a-service company. Additionally, he previously served as a member of the Board of Directors of Ensync Inc and served on the Governance, Audit and Compensation Committees.

Mr. Stern also was a Senior Executive Vice President and member of the Board of Directors of Westinghouse Electric Corporation until his retirement. In his last position at Westinghouse Electric, Mr. Stern was responsible for multiple business units. Mr. Stern served as Vice Chairman of the Board of Directors of Superconductivity, Inc. of Madison, Wisconsin, a small technology company, until it was acquired in April 2007. Mr. Stern also served on the Board of Directors of Copperweld Corporation of Pittsburgh, Pennsylvania, a privately-owned steel and cable manufacturer, until its acquisition by LTV. Mr. Stern also served on the Board of Directors of Northern Power Systems of Waitsfield, Vermont, a privately-owned manufacturer of renewable and distributed generation systems until it was acquired by Distributed Energy Systems Incorporated (DESC). Mr. Stern also served on the board of directors of DESC. Mr. Stern holds a Bachelor of Science degree in Mechanical Engineering from the Pratt Institute and a Master of Arts degree in Theoretical Mathematics from New York University. He is a fellow of the American Society of Mechanical Engineers and a member of the National Academy of Engineering. He is the author of a number of technical papers on nuclear power technology.

Mr. Stern brings over 26 years of experience serving as a director with public companies to our Board of Directors. This experience, which includes service as Chairman and as a member of Audit, Compensation, and Governance Committees, provides our Board of Directors with a valuable perspective regarding public company governance, corporate management and strategy and board practices.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Cherry Bekaert LLP (“CB”), our independent auditors, audited our financial statements for the 2019 fiscal year. The Board selected CB as the independent auditors of the Company for the fiscal year ending December 31, 2020. Representatives of CB are expected to attend the 2020 Annual Meeting of Stockholders. CB was first engaged by us for the year ended December 31, 2015.

During the years ended December 31, 2019 and 2018, neither the Company nor anyone acting on its behalf consulted with CB regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, nor did CB receive any fees for any services during that time period relating to such matters or events set forth in Item 304(a)(2) of Regulation S-K.

The aggregate fees incurred for each of the last two years for professional services rendered by CB for the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of financial statements for its quarterly reports (Form 10-Q) are reported below.

The total fees paid to CB in 2019 aggregated $250,000 which includes fees for the audit of the annual financial statements and review of the quarterly financial statements for 2019. Additionally, the Company paid CB $16,000 for services associated with the filing of the Company’s S-1.

The total fees paid to CB in 2018 aggregated $246,700 which includes fees for the audit of the annual financial statements and review of the quarterly financial statements for 2018. Additionally, the Company paid CB $21,700 for tax services.

The Audit Committee by its Charter shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee approved the services rendered for the audit of the financial statements for the year ended December 31, 2019 and December 31, 2018 in addition to the services rendered for the filing of the quarterly financial statements on Form 10-Q in 2019.

	Audit	Taxes	Filings	Accounting	$’s in 000’s Total
2019	$234.0	—	16.0	—	250.0
2018	$225.0	$21.7	$—	$—	$246.7

The current policy of the directors, acting via the Audit Committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10K and Q filings.

Required Vote

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and cast for this specific item.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2020.

PROPOSAL NO. 3

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

On January 13, 2021, our board of directors unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 1-for-2 and not more than 1-for-50 at any time prior to December 31, 2021, with the exact ratio to be set within this range by our board of directors at its sole discretion. The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. Upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares. The form of the proposed amendment to our Charter to effect the reverse stock split is attached as Exhibit A to this proxy statement.

If this Proposal 3 is approved by our stockholders as proposed, our board of directors would have the sole discretion to effect the amendment and reverse stock split at any time prior to December 31, 2021, and to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 1-for-2 and not more than 1-for-50. We believe that enabling our board of directors to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Stock Split.”

The reverse stock split, if approved by our stockholders, would become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after December 31, 2021. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

•        broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices;

•        make our common stock a more attractive investment to institutional investors; and

•        better enable us to raise funds to finance planned operations; and

•        position the Company to obtain a listing of the Company’s common stock on a national exchange, if possible.

Our board of directors further believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Our board of directors believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

In evaluating the reverse stock split, our board of directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our board of directors, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that by increasing the per share market price of our common stock as a result of the reverse stock split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our board of directors, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our board of directors will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and determining the ratio of the reverse stock split, if any, our board of directors will consider a number of factors, including market conditions, existing and expected trading prices of our common stock and the extent to which the reverse stock split may encourage greater interest in our common stock, enhance the acceptability and marketability of our common stock to the financial community and investing public and promote greater liquidity for our stockholders.

Effect of the Reverse Stock Split

The reverse stock split will be effected simultaneously for all outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split will not change the terms of our common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

As of the effective time of the reverse stock split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants, as well as the conversion price and shares issuable upon conversion of convertible promissory notes and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

Assuming reverse stock split ratios of 1-for-2, 1-for-25 and 1-for-50, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding warrants, options and convertible notes (excluding interest), and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the reverse stock split and based on securities outstanding as of January 27, 2021.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2	Reverse Stock Split Ratio of 1-for-25	Reverse Stock Split Ratio of 1-for-50
Number of Shares of Common Stock Issued and Outstanding	590,569,283	295,284,642	23,622,771	11,811,386
Number of Shares of Common Stock Reserved for Issuance	257,056,082	128,528,041	10,282,243	5,141,122
Weighted Average Exercise Price of Options and Warrants and Conversion Price of Convertible Notes	$0.15	$0.30	$3.75	$7.50

If this Reverse Split Proposal (Proposal 3) is approved and our board of directors elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our board of directors. Accordingly, if a reverse stock split is effected, the number of authorized shares of common stock will be proportionally increased. As present, our board of directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock created resulting from the reverse stock split. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

Additionally, if this Reverse Split Proposal (Proposal 3) is approved and our board of directors elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our board of directors. If the board of directors does not implement the reverse stock split by December 31, 2021, the authority granted in this proposal to implement the reverse stock split will terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. If the reverse stock split is implemented, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

The issuance of authorized but unissued stock resulting from the reverse stock split could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our board of directors still believes that a reverse stock split is in the best interests of us and our stockholders, our board of directors will determine the ratio of the reverse stock split to be implemented and we will file the certificate of amendment with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock.    Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock.    Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock.    As of the date of this proxy statement, certain of our shares of common stock were held in certificated form. Stockholders of record at the time of the reverse stock split who hold shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, the Company will issue one full share of the post-reverse split common stock to any stockholder of record who would have been entitled to receive a fractional share as a result of the process.

Adjustment of Number of Shares and Exercise Price or Conversion Price under Warrants, Options and Convertible Notes

Upon the implementation of the reverse stock split we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants, as well as the conversion price and shares issuable upon conversion of convertible promissory notes and other rights to acquire our common stock. The Company will send a Notice of Adjustment to each holder of any options, warrants or convertible notes indicating the adjustment in the number of shares and the applicable price, as a result of the reverse stock split.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our certificate of incorporation or bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

Accounting Consequences

The reverse stock split will not affect total assets, liabilities or shareholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

Federal Income Tax Consequences

The following summary of the federal income tax consequences of the Reverse Split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a Reverse Split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-Reverse Split shares of the common stock resulting from implementation of the Reverse Split will include the stockholder’s respective holding periods for the pre-Reverse Split shares.

Required Vote

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions will have the same practical effect as a vote against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL NO. 4 (A)

TO APPROVE THE ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Purpose of Amendment and Restatement of Charter

The purpose of the amendment and restatement of our Certificate of Incorporation generally is to update and make the documents current and, because we believe that the proposed amendments represent best practices, to improve the quality of our corporate governance. Material changes, which have been set forth as separate subproposals, appearing in our Restated Charter include:

•        Proposal 4(B).    The Restated Charter provides that except as otherwise provided by law, the By-laws of the Company may be amended or repealed by the Board by the affirmative vote of a majority of the Directors then in office or at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the votes cast on such amendment, or repeal at the relevant meeting of stockholders.

•        Proposal 4(C).    The Restated Charter clarifies that any vote of the holders of capital stock of the Company is required to amend or repeal any provision of the Restated Charter, and in addition to any other vote of holders of capital stock that is required by the Restated Charter or by law, such amendment or repeal shall require the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at the relevant meeting of stockholders.

In addition, there are number of material changes to the Restated Charter, which do not substantively affect shareholder rights or are simply restatements of existing rights, including, but not limited to:

•        The Restated Charter clarifies that any action required or permitted to be taken by the stockholders of the Company may be effected by the consent in writing of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class in lieu of a duly called annual or special meeting of stockholders.

•        The Restated Charter provides that subject to the rights, if any, of the holders of any series of Preferred Stock to elect Directors and to fill vacancies in the Board any and all vacancies and newly created directorships in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders and that any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

•        The Restated Charter provides that subject to the rights, if any, of any series of Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) with or without cause and (ii) only by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock then entitled to vote at an election of Directors.

•        The Restated Charter provides that if the Delaware General Corporation Law (“DGCL”) is amended after the effective date of the Restated Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The following discussion does not purport to be complete and cover all aspects in which the Company’s governance would differ from the governance provisions currently in effect. For complete information, you should read the full text of the Restated Charter included as Exhibit B to this Proxy Statement.

Each of these proposed material amendments are discussed in greater detail below.

Each of the proposals comprising Proposal 4 is an element of a comprehensive updating of the Company’s governance arrangements. Accordingly, each of the proposals comprising Proposal 4 is cross-conditioned upon all of the other proposals comprising Proposal 4 being approved by the stockholders, and the entire Proposal 4 will fail if any such proposal does not pass.

If our stockholders approve all of the proposals comprising Proposal 4, we intend to file the Restated Certificate with the Delaware Secretary of State. The Restated Certificate will become effective on the date the filing is accepted by the Delaware Secretary of State.

In recommending the proposed amendment and restatement of the Company’s Certificate of Incorporation, the Board of Directors was in no way motivated to implement anti-takeover mechanisms and has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Furthermore, the proposed amendments are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise.

Anti-Takeover Effects of Delaware Law and Our Amended and Restated Certificate of Incorporation

Certain provisions of Delaware law and our Restated Charter contain provisions that could, once effective, have the effect of delaying, deferring or discouraging another party from acquiring control of the Company. These provisions may have the effect of discouraging coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to first negotiate with the Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

No Dissenters’ Rights

Under the DGCL, the Company’s Stockholders are not entitled to dissenters’ rights and the Company will not independently provide Stockholders with any such right.

Required Vote

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions will have the same practical effect as a vote against this proposal.

Each of the proposals comprising Proposal 4 is an element of a comprehensive updating of the Company’s governance arrangements. Accordingly, each of the proposals comprising Proposal 4 is cross-conditioned upon all of the other proposals comprising Proposal 4 being approved by the stockholders, and the entire Proposal 4 will fail if any such proposal does not pass. If our Stockholders approve all of the proposals comprising of Proposal 4 (4(A), 4(B) and 4(C)), we intend promptly to file the Restated Charter with the Delaware Secretary of State.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL 4(A) ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 4(B)

APPROVE THE RESTATED CERTIFICATE TO INCREASE THE VOTING REQUIREMENT AS IT PERTAINS TO AMENDING OF THE AMENDED AND RESTATED BYLAWS.

Article 9 of Certificate of Incorporation, as amended, and currently in effect provides that the By-laws may be altered, amended or repealed or new By-laws adopted through the sole action of the Board of Directors. The Restated Charter provides that, except as otherwise provided by law, the By-laws of the Company may be amended or repealed by the Board by the affirmative vote of a majority of the Directors then in office or at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the votes cast on such amendment, or repeal at the relevant meeting of stockholders.

Required Vote

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions will have the same practical effect as a vote against this proposal.

Each of the proposals comprising Proposal 4 is an element of a comprehensive updating of the Company’s governance arrangements. Accordingly, each of the proposals comprising Proposal 4 is cross-conditioned upon all of the other proposals comprising Proposal 4 being approved by the stockholders, and the entire Proposal 4 will fail if any such proposal does not pass. If our Stockholders approve all of the proposals comprising Proposal 4 (4(A), 4(B) and 4(C)), we intend promptly to file the Restated Charter with the Delaware Secretary of State.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL 4(B) ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS IT PERTAINS TO AMENDING AND RESTATING BYLAWS.

PROPOSAL 4(C)

APPROVE THE RESTATED CERTIFICATE TO INCREASE THE VOTING REQUIREMENT AS IT PERTAINS TO AMENDING OF THE RESTATED CHARTER.

Article 11 of Certificate of Incorporation, as amended, and currently in effect provides that a majority vote of a quorum of the stockholders is sufficient for any action that requires the vote of the shareholders unless otherwise required or permitted by law. Section 242 of the Delaware General Corporation Law provides that a majority of the outstanding stock entitled to vote thereon is required to approve an amendment to the Certificate of Incorporation. The Restated Charter clarifies that any vote of the holders of capital stock of the Company is required to amend or repeal any provision of the Restated Charter, and in addition to any other vote of holders of capital stock that is required by the Restated Charter or by law, such amendment or repeal shall require the affirmative vote of a seventy-five (75%) majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose, unless the directors recommend the approval of such amendment or repeal, in which case such repeal or amendment shall only require the affirmative vote of a majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at the relevant meeting of stockholders.

Required Vote

Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions will have the same practical effect as a vote against this proposal.

Each of the proposals comprising Proposal 4 is an element of a comprehensive updating of the Company’s governance arrangements. Accordingly, each of the proposals comprising Proposal 4 is cross-conditioned upon all of the other proposals comprising Proposal 4 being approved by the stockholders, and the entire Proposal 4 will fail if any such proposal does not pass. If our Stockholders approve all of the proposals comprising Proposal 4 (4(A), 4(B) and 4(C)), we intend promptly to file the Restated Charter with the Delaware Secretary of State.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL 4(C) ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS IT PERTAINS TO AMENDING OF THE RESTATED CHARTER.

PROPOSAL NO. 5

APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES ALLOCATED TO AND RESERVED FOR ISSUANCE UNDER THE IPSIDY INC. 2017 INCENTIVE STOCK PLAN BY AN ADDITIONAL 75,000,000 SHARES OF COMMON STOCK

At the Annual Meeting, the Company’s stockholders are being asked to approve an increase in the shares of common stock allocated to the 2017 Incentive Stock Plan (the “2017 Plan”) to authorize an additional 75,000,000 shares of Common Stock for issuance thereunder, as well as to allow any shares reserved under prior awards granted outside of the 2017 Plan, which lapse or are forfeited to be reissued under the 2017 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Secretary at the Company’s principal offices. There are not any current plans to make specific grants or awards under the amended 2017 Incentive Stock Plan.

General

The 2017 Plan was adopted by the Board of Directors and approved by the Stockholders. The Board of Directors had originally reserved 70,000,000 shares of Common Stock for issuance under the 2017 Plan. Under the 2017 Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder. Other types of equity awards may also be granted under the Plan including but not limited to restricted stock, restricted stock units, and stock appreciation rights, which together with the ISO’s and Non-ISO’s are hereinafter collectively referred to as “Awards”.

The 2017 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

Purpose

The primary purpose of the 2017 Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company’s business and to facilitate the ownership of the Company’s stock by employees. Over the last three years the Company had issued approximately 65,000,000 Non-ISO’s and shares of restricted stock under the 2017 Plan. Following the Company’s relaunch in the summer of 2020 and the anticipated increase in business that the Company is seeking, the Company will need to hire additional personnel in order to support that business. Accordingly, on October 7, 2020 the Board, acting through its Compensation Committee resolved, subject to ratification by the stockholders, (1) to increase the number of Common Shares reserved for issuance under the 2017 Plan by 75,000,000 shares, and (2) that if any award grant whether or not previously made under the 2017 Plan shall for any reason terminate or expire, any shares allocated thereto but remaining unvested and unpurchased upon such expiration or termination shall again be available for grants with respect thereto under the 2017 Plan as though no grant had previously occurred with respect to such shares and (3) to seek ratification by the stockholders of all awards made on or after October 7, 2020, which would otherwise exceed the original 70,000,000 shares allocated to the 2017 Plan. If the increase is adopted there will be a total of 145,000,000 shares reserved for issuance under the 2017 Plan.

In the event that the proposed increase in the 2017 Plan is not adopted the Company, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants. The Board is not proposing any other amendment to the 2017 Stock Incentive Plan at this time and the remaining provisions of the 2017 Stock Incentive Plan shall remain in full force and effect, as previously adopted.

Administration

The 2017 Plan is administered by the Board or by a committee of the Board that may be designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All questions of interpretation of the 2017 Plan are determined by the Board or such Committee, and its decisions are final and binding upon all participants.

Eligibility

Under the 2017 Incentive Plan, equity grants may be granted to employees, officers, directors or consultants of the Company, as provided in the 2017 Incentive Plan. As of January 27, 2021, approximately 57 employees (including five executive officers), two non-employee board members and three consultants would have been eligible to participate in the 2017 Incentive Plan.

Terms of Awards

The terms of Awards granted under the Plan shall be contained in an agreement between the participant and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan. The terms of Awards may or not require a performance condition in order to vest the equity comprised in the relevant Award. The terms of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan as previously disclosed.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2017 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and cast on this proposal is required for the approval of the allocation of an additional 75,000,000 shares of Common Stock for issuance under the 2017 Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE INCREASE IN THE IPSIDY INC. 2017 PLAN AND THE RESERVATION OF AN ADDITONAL 75,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Ipsidy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 may be obtained without charge by writing to the Chief Financial Officer, Ipsidy Inc., 670 Long Beach Boulevard, Long Beach, New York 11561. Ipsidy’s Annual Report on Form 10-K can also be found on Ipsidy’s website: www.ipsidy.com.

Stockholders Proposals for the 2021 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2021 Annual Meeting must be received by the Company no later than October 31, 2021 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. However, if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Proposals should be addressed to Ipsidy Inc., Attn. Corporate Secretary, 670 Long Beach Boulevard, Long Beach, New York 11561.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2021 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before December 27, 2021 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date) and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). However, if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 Annual Meeting of Stockholders. We will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If we first receive notice of the matter after December 27, 2021, and the matter nonetheless is permitted to be presented at the 2021 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. Accordingly, with respect to the Company’s 2021 annual meeting of stockholders, notice must be provided to Ipsidy Inc., Attn. Corporate Secretary, 670 Long Beach Boulevard, Long Beach, New York 11561 no later than December 27, 2021. If a stockholder fails to provide timely notice of a proposal to be presented at the 2021 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,
/s/ Phillip L. Kumnick
Phillip L. Kumnick
Chair of the Board of Directors

Exhibit A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

IPSIDY INC.,

a Delaware corporation

IPSIDY INC., a Delaware corporation, organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

FIRST:    The name of the corporation is Ipsidy Inc. (the “Corporation”).

SECOND:    The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”).

THIRD:    Upon the effectiveness of this Certificate of Amendment pursuant to the DGCL, Article IV of the Certificate of Incorporation is hereby amended by adding the following paragraph to the end of Article IV:

“(4) Reverse Stock Split. Effective immediately upon the filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each [__________] ([__________]) shares of Common Stock then issued and outstanding, or held in the treasury of this corporation, immediately prior to the Effective Time, shall automatically be reclassified and converted into one (1) share of Common Stock, without any further action by this corporation or the respective holders of such shares (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of Common Stock in lieu of such fractional share.”

FOURTH:    This Certificate of Amendment has been duly approved by the Board of Directors in accordance with the applicable provisions of Section 242 of the DGCL.

FIFTH:    This Certificate of Amendment has been duly approved by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by the undersigned, and the undersigned has executed this Certificate of Amendment and affirms the foregoing as true under penalty of perjury this [          ] day of [          ], 2021.

By:
Name:
Title:

A-1

EXHIBIT B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
IPSIDY INC.

Ipsidy Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Ipsidy Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 21, 2011 (the “Original Certificate”). The name of the Corporation in the Original Certificate was Silverwood Acquisition Corporation.

2. The Company has amended its Original Certificate on December 19, 2012, March 22, 2013, October 8, 2014, August 24, 2015, February 1, 2017 and October 4, 2017 and on February 1, 2017, a Certificate of Amendment was filed to change its name from ID Global Solutions Corporation to Ipsidy Inc., which Certificate of Amendment became effective as of February 1, 2017 (collectively the “Certificates of Amendment”).

3. This Amended and Restated Certificate of Incorporation (this “Certificate”) amends, restates and integrates the provisions of the Original Certificate as amended by the Certificates of Amendment (the “Existing Certificate”), and was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) by resolutions of the directors and stockholders of the Corporation. (All references herein to the DGCL shall be to the DGCL as amended, replaced or reenacted from time to time)

4. The text of the Existing Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.

ARTICLE I.

The name of the Corporation is Ipsidy Inc.

ARTICLE II.

The address of the Corporation’s registered office in the State of Delaware is One Commerce Center, 1201 Orange Street, Suite 600, Wilmington, Delaware 19899, in the County of New Castle. The name of its registered agent at such address is InCorp Services, Inc.

ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV.

CAPITAL STOCK

1. The total number of shares of capital stock which the Corporation shall have authority to issue is One Billion and Twenty Million (1,020,000,000), of which (i) One Billion (1,000,000,000) shares shall be common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Twenty Million (20,000,000) shares shall be a class of as yet undesignated preferred stock, par value $0.0001 per share (the “Preferred Stock”). No fractional share shall be issued in connection with the foregoing combination. All fractional shares shall be rounded up to the next whole number of shares.

2. Except as otherwise provided in any certificate of designation of any series of Preferred Stock, the number of authorized shares of the class of Common Stock or Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

3. The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall as set forth below in, or be determined in accordance with, this Article IV.

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designation of any series of Preferred Stock):

(a) except as otherwise required by law and the provisions of this Amended and Restated Certificate of Incorporation and except as provided by the resolution or resolutions of the Board of Directors creating or amending any series of the Series Preferred Stock, the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote;

(b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof; and

(c) subject to the requirements of law, this Amended and Restated Certificate of Incorporation, as amended from time to time, and the resolution or resolutions of the Board of Directors creating or modifying any series of the Series Preferred Stock, upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B. PREFERRED STOCK

1. The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for the issuance of the authorized but unissued shares of Preferred Stock in one or more series of such stock.

2. The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, by authorizing the execution and filing a certificate of designation pursuant to Section 151 of the DGCL:

(a) to establish or change from time to time the number of shares of each such series; and

(b) to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences of the shares of each series; and

(c) to fix the relative, participating, optional or other special rights of the shares of each series generally and without limitation, with respect to dividends, with respect to the rights of the Preferred Stock and their relative priority to payments in the event of any liquidation, dissolution or winding up of the Corporation, and with respect to redemption or conversion; and

(d) to fix any qualifications, limitations and restrictions thereof,

all as set forth in any such certificate of designation.

ARTICLE V.

STOCKHOLDER ACTION

1. Action without Meeting.    Any action required or permitted to be taken by the stockholders of the Corporation may be effected by the consent in writing or any electronic communication permitted by the By-laws of the Corporation of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class in lieu of a duly called annual or special meeting of stockholders.

ARTICLE VI.

DIRECTORS

1. General.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2. Election of Directors.    Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide.

3. Number of Directors; Term of Office.

(a) The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. Directors shall be elected for a term expiring at the next annual meeting of stockholders after their election. Directors shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

(b) Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designation applicable to such series.

4. Vacancies.    Subject to the rights, if any, of the holders of any series of Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies and newly created directorships in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the Director who is being replaced, or if none until the next Annual Meeting and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

5. Removal.    Subject to the rights, if any, of any series of Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) with or without cause and (ii) only by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock then entitled to vote at an election of Directors. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VII.

LIMITATION OF LIABILITY & INDEMNIFICATION

1. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

2. Each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, in accordance with and subject to the relevant provisions of the By-laws from time to time in force.

3. Any amendment, repeal or modification of this Article VII, or the relevant By-laws by either (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection of a person serving as a Director or Officer existing at the time of such amendment, repeal or modification, with respect to any acts or omissions occurring before such amendment, repeal or modification.

ARTICLE VIII.

AMENDMENT OF BY-LAWS

1. Amendment by Directors.    Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

2. Amendment by Stockholders.    The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, in accordance with the By-Laws, by the affirmative vote of at least seventy-five percent (75%) of the voting power of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders such amendment or repeal shall only require the affirmative vote of a majority of the votes cast on such amendment, or repeal, whether by stockholders in person or represented by proxy, at such meeting of stockholders, voting together as a single class.

ARTICLE IX.

AMENDMENT OF CERTIFICATE OF INCORPORATION

1. The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of at least seventy-five percent (75%) of the voting power of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of at least seventy-five percent (75%) of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the voting power of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION is executed as of this ___ day of ________, 2021.

IPSIDY INC.
By:
Phillip L. Kumnick, CEO

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. IPSIDY INC. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommend a vote FOR all the nominees listed and A FOR Proposals 2 – 5. 1. Election of Directors: For Withhold 01 - Phillip L. Kumnick 02 - Philip R. Broenniman 03 - Thomas R. Szoke 04 - Herbert Selzer 05 - Theodore Stern 2. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. 3. To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-50, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2021 without further approval or authorization of our stockholders. The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. 4(A). To approve the adoption of an amended and restated certificate of incorporation. 4(B). To approve the adoption of an amended and restated certificate of incorporation as it pertains to amending the Amended and Restated By-laws providing for the affirmative vote of a 75% majority of the voting power of the outstanding shares entitled to vote on such matter unless the Board recommends the matter which would then require the affirmative vote of a majority of the voting power. 4(C). To approve the adoption of an amended and restated certificate of incorporation as it pertains to amending the Amended and Restated Certificate of Incorporation providing for the affirmative vote of a 75% majority of the voting power of the outstanding shares entitled to vote on such matter unless the Board recommends the matter which would then require the affirmative vote of a majority of the voting power. 5. To approve and ratify an increase in the shares allocated to the 2017 Incentive Stock Plan. 1 U P X 03DM0C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/IDTY IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. IPSIDY INC. Notice of the Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — March 22, 2021 Phillip L. Kumnick, CEO and Stuart P. Stoller, CFO each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of IPSIDY INC. to be held on March 22, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.